                                                                   EXHIBIT 23.01

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 1999 to the Registration Statement (Form S-1) and the related Prospectus of VERITAS Software Corporation for the registration of 785,016 shares of common stock.

                                          /s/ ERNST & YOUNG LLP

San Jose, California
September 20, 1999